SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 14, 2006

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FENTON GRAHAM MARKETING, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-50286	86-1042805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2385 Executive Center Drive, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices, including zip code)

(561) 981-2666

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On July 14, 2006, the Registrant engaged Baum & Company, P.A. (“BC”) as of such date as the Registrant’s certifying accountant for the fiscal year ended December 31, 2005 and December 31, 2006. Such decision was approved by the Registrant’s Board of Directors. The Registrant has been advised by the Registrant’s prior certifying accountant for the fiscal years ended December 31, 2004 and December 31, 2003, Epstein, Weber & Conover, PLC (“EWC”), that EWC previously submitted a letter of resignation dated May 26, 2005 to the Registrant’s prior management and to the Securities and Exchange Commission, which apparently was not previously filed by former management of the Registrant in a Form 8-K.

During the Registrant’s two most recent fiscal years and any subsequent period preceding the date of dismissal, there were no disagreements between the Registrant and EWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EWC, would have caused EWC to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants’ report issued by EWC on the financial statements of the Registrant for the fiscal years ended December 31, 2004 and 2003 contained within the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant’s ability to continue as a going concern.

The Registrant has not, during its two most recent fiscal years and any subsequent interim period prior to engaging BC, consulted with BC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01

Financial Statement and Exhibits.

(a)

Financial Statement

- Not Applicable

(b)

Pro-forma Financial Information

- Not Applicable

(c)

Shell company transactions

- Not Applicable

(d)

Exhibits

Exhibit No.	Description
16.1	Letter from Epstein, Weber & Conover, PLC (“EWC”) to the Securities and Exchange Commission (“SEC”) dated July 14, 2006.
16.2	Letter from EWC to the SEC dated May 26, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTON GRAHAM MARKETING, INC.
By:	/s/ LEONARD SHERMAN
Leonard Sherman, Chief Executive Officer

Dated: July 17, 2006

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